Supplement to the currently effective PROSPECTUSES of EACH OF the listed fundS

Deutsche Core Plus Income Fund

Deutsche Bond VIP

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The following information replaces the existing disclosure contained under the “Portfolio Manager(s)” sub-heading of the “MANAGEMENT” section of the summary section of each of the fund’s prospectuses.

Gary Russell, CFA, Managing Director. Portfolio Manager of the fund. Began managing the fund in 2012.

John D. Ryan, Managing Director. Portfolio Manager of the fund. Began managing the fund in 2012.

Thomas M. Farina, CFA, Managing Director. Portfolio Manager of the fund. Began managing the fund in 2016.

Gregory M. Staples, CFA, Managing Director. Portfolio Manager of the fund. Began managing the fund in 2016.

The following information replaces the existing disclosure contained under the “MANAGEMENT” sub-heading of the “FUND DETAILS” section of each of the fund’s prospectuses.

Gary Russell, CFA, Managing Director. Portfolio Manager of the fund. Began managing the fund in 2012.

■	Joined Deutsche Asset Management in 1996. Served as the Head of the High Yield group in Europe and as an Emerging Markets Portfolio Manager.
■	Prior to that, he spent four years at Citicorp as a research analyst and structurer of collateralized mortgage obligations. Prior to Citicorp, he served as an officer in the US Army from 1988 to 1991.
■	Head of US High Yield Bonds: New York.
■	BS, United States Military Academy (West Point); MBA, New York University, Stern School of Business.

John D. Ryan, Managing Director. Portfolio Manager of the fund. Began managing the fund in 2012.

■	Joined Deutsche Asset Management in 2010 from Northern Trust where he served as a senior portfolio manager. Previously, he served as portfolio manager and head of credit trading for Deutsche Asset Management from 1998-2003.
■	Investment industry experience began in 1993.
■	BA in Economics, University of Chicago; MBA, University of Chicago.

Thomas M. Farina, CFA, Managing Director. Portfolio Manager of the fund. Began managing the fund in 2016.

■	Joined Deutsche Asset Management in 2006 with 12 years of industry experience. Prior to joining, he held roles at Merrill Lynch Investment Management, Greenwich NatWest and at DnB Asset Management. He began his career as a Ratings Analyst at Standard & Poor’s.
■	Senior Portfolio Manager and Head of the Corporate Sector Fixed Income Team: New York.
■	BA and MA in Economics, State University of New York at Albany.

Gregory M. Staples, CFA, Managing Director. Portfolio Manager of the fund. Began managing the fund in 2016.

■	Joined Deutsche Asset Management in 2005 with 23 years of industry experience. Prior to joining, he served as a Senior Managing Director at MONY.
■	Co-Head of Fixed Income for North America: New York.
■	BA in Economics, Columbia College; MBA from New York University, Stern School of Business.

Please Retain This Supplement for Future Reference

February 1, 2016

PROSTKR-570